UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2013

KKR Financial Holdings LLC

(Exact Name of Registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50 Floor, San Francisco, California	94104
(Address of principal executive office)	(Zip Code)

415-315-3620

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01              Other Events.

On March 1, 2013, KKR Financial Holdings LLC (the “Company”) filed a prospectus supplement, dated March 1, 2013 (the “Prospectus Supplement”), to the prospectus contained in the Company’s Registration Statement on Form S-3 (Registration No. 333-167479), as amended by the post-effective amendment to the registration statement dated November 7, 2011. The Prospectus Supplement relates to the public offering of 114,880 of the Company’s common shares following the vesting of previously awarded restricted share grants (the “Vesting”), of which 30,000 common shares are being offered by the Company to fund certain withholding taxes (as described below) and 84,880 common shares are being offered by certain selling shareholders of the Company.

The Company expects to use substantially all of the net proceeds from the sale of the 30,000 common shares offered by the Company pursuant to the Prospectus Supplement to fund the purchase of a substantially equivalent number of common shares from certain of the Company’s executive officers for the purpose of satisfying withholding taxes incurred by such executive officers as a result of the Vesting.

In connection with the shares being offered under the Prospectus Supplement (the “Common Shares”), a legal opinion was rendered related to the validity of the Common Shares, which legal opinion is attached as Exhibit 99.1 hereto.

Item 9.01              Financial Statements and Exhibits.

(d)                                 Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Opinion of Richards, Layton & Finger, P.A., relating to the validity of the Common Shares

99.2	Consent of Richards, Layton & Finger, P.A. (Contained in Exhibit 99.1)

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:  This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are based on information available to the Company as of the date of this current report and actual results may differ. These forward-looking statements involve known and unknown risks, uncertainties and other factors beyond the Company’s control.  Any forward-looking statements speak only as of the date of this current report and the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements or additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its preliminary prospectus supplement, filed with the SEC on the date hereof, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on February 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FINANCIAL HOLDINGS LLC

By:	/s/ MICHAEL R. MCFERRAN
Name:	Michael R. McFerran
Title:	Chief Financial Officer

Date: March 1, 2013